EXHIBIT 99.2

FINANCIAL SUPPLEMENT TO THIRD QUARTER 2007 EARNINGS RELEASE

Summary

Quarterly earnings of $0.56 per diluted share (GAAP); excluding $0.08 in merger charges, earnings were $0.64 (non-GAAP - see page 17 for additional details)

•	Primary drivers of earnings include a solid quarter for Morgan Keegan, controlled expenses and accelerated merger cost saves

Conservative risk culture buffers against industry credit issues

•	Subprime loan exposure approximately 1/10th of 1 percent of total loans

•	No negative amortizing mortgages

•	No option ARMs

•	Insignificant subprime-backed or high risk investment securities

Merger integration goals ahead of schedule; branch conversions to be completed by year-end

•	Completed two key conversion events during the quarter

•	Converted all Alabama and Florida branches (633) in July

•	Converted the Regions Morgan Keegan trust system in September

•	Due to the success of the first branch conversion, remaining branch conversion schedule accelerated and will be completed by year-end 2007

Morgan Keegan reports continued solid results

•	Net income of $45.2 million on $318.4 million in revenues in 3Q07

•	Strong commission income on high trading volumes

•	Equity investment banking M&A-related deal flow was good

Banking environment remains challenging

•	Average loans up 1% linked-quarter, annualized

•	Average low-cost deposits down 5%, linked-quarter, annualized

•	Net interest margin of 3.74% for 3Q07, down 8 bps linked-quarter, due mostly to funding of a tax deposit, which lowered tax expense, and a decline in low-cost deposits

Credit costs, while higher, remain at reasonable levels

•	Net charge-offs of $63.1 million, or an annualized 0.27 percent of average loans, an increase of 4 bps linked-quarter

•	Non-performing assets remained steady at $588.3 million or 0.62% of loans

•	Adherence to strong underwriting standards evident in loss experience

•	Net charge-offs expected to rise gradually in coming quarters as credit cycle turns

•	Allowance for credit losses as a percentage of loans remained flat linked-quarter at 1.19%

Cost saves continue to exceed expectations

•	Realized $102 million in merger cost saves during 3Q07, bringing the year-to-date total to $237 million

•	Realization of cost saves accelerated into 2007. New 2007 target is $300 million; full run-rate of $500 million by 2Q08 remains unchanged.

•	Pre-tax merger-related charges of $91.8 million in 3Q07

Share repurchases continue; capital position remains strong

•	Regions repurchased 6.5 million of its common shares in 3Q07, leaving 27.6 million shares under repurchase authorizations at September 30, 2007

•	Tangible equity to tangible assets of 6.02 percent at September 30, 2007, compared to 6.09 as of June 30, 2007

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets (1)

(Unaudited)

($ amounts in thousands)	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Assets:
Cash and due from banks	$2,902,340	$2,796,196	$2,991,232	$3,550,742	$2,055,137
Interest-bearing deposits in other banks	29,895	73,963	37,365	270,601	38,981
Federal funds sold and securities purchased under agreements to resell	706,378	1,158,771	1,154,994	896,075	913,076
Trading account assets	1,355,007	1,606,130	1,490,374	1,442,994	1,438,427
Securities available for sale	16,957,077	17,414,407	18,361,050	18,514,332	12,425,555
Securities held to maturity	49,559	44,452	46,008	47,728	30,033
Loans held for sale	792,142	1,596,425	1,175,650	3,308,064	1,824,687
Loans held for sale - divestitures	—	—	—	1,612,237	—
Margin receivables	525,953	590,811	555,580	570,063	581,558
Loans, net of unearned income	94,373,632	94,014,488	94,168,260	94,550,602	59,477,905
Allowance for loan losses	(1,070,716)	(1,061,873)	(1,056,260)	(1,055,953)	(778,465)

Net loans	93,302,916	92,952,615	93,112,000	93,494,649	58,699,440
Premises and equipment, net	2,473,339	2,422,256	2,372,800	2,398,494	1,097,616
Interest receivable	664,974	626,514	627,918	666,410	456,978
Excess purchase price	11,453,078	11,243,287	11,191,675	11,175,647	4,967,799
Mortgage servicing rights (MSRs)	377,201	400,056	367,222	374,871	407,740
Other identifiable intangible assets	804,328	809,827	914,410	957,834	287,437
Other assets	5,841,002	3,886,762	3,669,790	4,088,280	1,755,627

Total Assets	$138,235,189	$137,622,472	$138,068,068	$143,369,021	$86,980,091

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$18,834,856	$19,136,419	$19,942,928	$20,175,482	$12,570,051
Non-interest-bearing - divestitures	—	—	—	533,295	—
Interest-bearing	74,605,074	75,919,972	75,393,720	78,281,120	49,599,494
Interest-bearing - divestitures	—	—	—	2,238,072	—

Total deposits	93,439,930	95,056,391	95,336,648	101,227,969	62,169,545
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	8,063,739	8,207,250	8,159,929	7,676,254	4,943,568
Other short-term borrowings	1,727,346	1,882,114	2,356,205	1,990,817	1,368,480

Total short-term borrowings	9,791,085	10,089,364	10,516,134	9,667,071	6,312,048
Long-term borrowings	10,817,491	9,287,926	8,593,117	8,642,649	5,490,404

Total borrowed funds	20,608,576	19,377,290	19,109,251	18,309,720	11,802,452
Other liabilities	4,340,334	3,492,404	3,308,003	3,129,878	1,965,191

Total Liabilities	118,388,840	117,926,085	117,753,902	122,667,567	75,937,188
Stockholders’ equity:
Common stock	7,346	7,344	7,320	7,303	4,813
Additional paid in capital	16,527,540	16,500,425	16,447,358	16,339,726	7,466,180
Undivided profits	4,632,033	4,489,078	4,289,354	4,493,245	4,547,845
Treasury stock	(1,270,922)	(1,063,779)	(368,837)	(7,548)	(888,282)
Accumulated other comprehensive loss	(49,648)	(236,681)	(61,029)	(131,272)	(87,653)

Total Stockholders’ Equity	19,846,349	19,696,387	20,314,166	20,701,454	11,042,903

Total Liabilities & SE	$138,235,189	$137,622,472	$138,068,068	$143,369,021	$86,980,091

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1)

(Unaudited)

	Quarter Ended
($ amounts in thousands, except per share data)	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Interest income on:
Loans, including fees	$1,742,172	$1,734,278	$1,773,404	$1,587,494	$1,129,013
Securities:
Taxable	210,932	218,123	224,319	200,917	143,118
Tax-exempt	10,020	10,831	11,048	9,807	7,852

Total securities	220,952	228,954	235,367	210,724	150,970
Loans held for sale	12,302	21,363	48,342	35,935	11,890
Federal funds sold and securities purchased under agreements to resell	18,154	17,162	16,373	15,877	13,505
Trading account assets	10,271	15,785	15,620	22,608	12,519
Margin receivables	8,754	9,289	9,610	9,576	9,767
Time deposits in other banks	515	649	1,179	1,376	637

Total interest income	2,013,120	2,027,480	2,099,895	1,883,590	1,328,301
Interest expense on:
Deposits	673,585	677,239	687,459	597,255	411,178
Short-term borrowings	115,092	116,637	120,661	102,984	66,315
Long-term borrowings	144,662	128,269	122,737	123,199	84,429

Total interest expense	933,339	922,145	930,857	823,438	561,922

Net interest income	1,079,781	1,105,335	1,169,038	1,060,152	766,379
Provision for loan losses	90,000	60,000	47,000	59,825	24,914

Net interest income after provision for loan losses	989,781	1,045,335	1,122,038	1,000,327	741,465
Non-interest income:
Brokerage and investment banking	209,413	207,372	186,195	199,697	144,093
Service charges on deposit accounts	288,296	297,638	284,097	247,591	166,555
Trust department income	62,449	64,590	63,482	51,510	36,366
Mortgage income	29,806	40,830	37,021	44,134	43,637
Securities gains (losses), net	23,994	(32,806)	304	(20)	8,104
Other	115,186	119,177	125,813	94,657	62,628

Total non-interest income	729,144	696,801	696,912	637,569	461,383
Non-interest expense:
Salaries and employee benefits	581,425	602,646	608,939	606,165	398,848
Net occupancy expense	120,753	93,175	93,531	90,968	52,675
Furniture and equipment expense	74,127	74,048	72,809	59,306	32,922
Impairment (recapture) of MSR’s	20,000	(38,000)	1,000	27,000	8,000
Other	349,089	325,866	332,687	307,761	195,906

Total non-interest expense (2)	1,145,394	1,057,735	1,108,966	1,091,200	688,351

Income before income taxes from continuing operations	573,531	684,401	709,984	546,696	514,497
Income taxes	179,291	230,669	235,908	174,701	156,575

Income from continuing operations	394,240	453,732	474,076	371,995	357,922

(Loss) income from discontinued operations before income taxes	(122)	(682)	(215,818)	(17,718)	(10,442)
Income tax (benefit) expense from discontinued operations	(46)	(259)	(74,723)	(7,274)	(4,177)

(Loss) income from discontinued operations, net of tax	(76)	(423)	(141,095)	(10,444)	(6,265)

Net income	$394,164	$453,309	$332,981	$361,551	$351,657

Weighted-average shares outstanding —during quarter:
Basic (3)	700,589	709,322	726,921	638,830	454,441
Diluted (3)	704,485	715,564	734,534	646,372	458,903
Actual shares outstanding —end of quarter (3)	697,332	704,398	721,825	730,076	455,067
Earnings per share from continuing operations (4):
Basic	$0.56	$0.64	$0.65	$0.58	$0.79
Diluted	$0.56	$0.63	$0.65	$0.58	$0.78
Earnings per share from discontinued operations (4):
Basic	$0.00	$0.00	$(0.19)	$(0.02)	$(0.01)
Diluted	$0.00	$0.00	$(0.19)	$(0.02)	$(0.01)
Earnings per share (4):
Basic	$0.56	$0.64	$0.46	$0.57	$0.77
Diluted	$0.56	$0.63	$0.45	$0.56	$0.77
Cash dividends declared per share (5)	$0.36	$0.36	$0.36	$0.35	$0.35
Taxable equivalent net interest income from continuing operations	$1,086,575	$1,111,969	$1,175,546	$1,094,092	$794,940

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1)

(Unaudited)

	Nine Months Ended September 30
($ amounts in thousands, except per share data)	2007	2006
Interest income on:
Loans, including fees	$5,249,854	$3,205,412
Securities:
Taxable	653,374	405,748
Tax-exempt	31,899	23,872

Total securities	685,273	429,620
Loans held for sale	82,007	33,508
Federal funds sold and securities purchased under agreements to resell	51,689	35,568
Trading account assets	41,676	31,930
Margin receivables	27,653	27,965
Time deposits in other banks	2,343	1,524

Total interest income	6,140,495	3,765,527
Interest expense on:
Deposits	2,038,283	1,082,912
Short-term borrowings	352,390	172,513
Long-term borrowings	395,668	261,953

Total interest expense	2,786,341	1,517,378

Net interest income	3,354,154	2,248,149
Provision for loan losses	197,000	82,548

Net interest income after provision for loan losses	3,157,154	2,165,601
Non-interest income:
Brokerage and investment banking	602,980	469,751
Service charges on deposit accounts	870,031	474,407
Trust department income	190,521	106,651
Mortgage income	107,657	134,554
Securities gains (losses), net	(8,508)	8,143
Other	360,176	198,645

Total non-interest income	2,122,857	1,392,151
Non-interest expense:
Salaries and employee benefits	1,793,010	1,253,686
Net occupancy expense	307,459	163,659
Furniture and equipment expense	220,984	98,592
Impairment (recapture) of MSR’s	(17,000)	(11,000)
Other	1,007,642	607,889

Total non-interest expense (2)	3,312,095	2,112,826

Income before income taxes from continuing operations	1,967,916	1,444,926
Income taxes	645,868	444,400

Income from continuing operations	1,322,048	1,000,526

(Loss) income from discontinued operations before income taxes	(216,622)	(14,888)
Income tax (benefit) expense from discontinued operations	(75,028)	(5,956)

(Loss) income from discontinued operations, net of tax	(141,594)	(8,932)

Net income	$1,180,454	$991,594

Weighted-average shares outstanding—year-to-date:
Basic (3)	712,181	455,463
Diluted (3)	718,084	460,018
Actual shares outstanding—end of quarter (3)	697,332	455,067
Earnings per share from continuing operations (4):
Basic	$1.86	$2.20
Diluted	$1.84	$2.17
Earnings per share from discontinued operations (4):
Basic	$(0.20)	$(0.02)
Diluted	$(0.20)	$(0.02)
Earnings per share (4):
Basic	$1.66	$2.18
Diluted	$1.64	$2.16
Cash dividends declared per share	$1.08	$1.05
Taxable equivalent net interest income from continuing operations	$3,386,057	$2,329,398

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Merger-related charges total $91.8 million in 3Q07, $59.9 million in 2Q07, $49.0 million in 1Q07, and $87.6 million in 4Q06. For the year-to-date 2007, $200.7 million are included in non-interest expense. See pages 12 and 17 for additional detail.

(3)	On November 4, 2006, 277 million shares were issued in the AmSouth transaction; as a result, the weighted-average shares outstanding calculation for the 4Q06 includes approximately one month of pre-AmSouth merger share count and two months of post-AmSouth merger share count.

(4)	Certain per share amounts may not appear to reconcile due to rounding.

(5)	In 4Q06, in addition to the dividend paid, the Board of Directors declared a $0.36 per share dividend payable January 2, 2007, representing an acceleration of Regions’ previously existing dividend schedule beginning with the 2007 dividends paid.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1) (2)

							Quarter Ended
	9/30/07			6/30/07			3/31/07			12/31/06			9/30/06
($ amounts in thousands; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$51,740	$515	3.95%	$39,767	$649	6.55%	$80,520	$1,179	5.94%	$125,467	$1,376	4.35%	$41,821	$637	6.04%
Federal funds sold and securities purchased under agreement to resell	1,141,666	18,154	6.31%	1,124,636	17,162	6.12%	1,061,976	16,373	6.25%	1,098,535	15,878	5.73%	937,005	13,504	5.72%
Trading account assets	1,213,485	10,385	3.40%	1,555,939	15,963	4.12%	1,475,097	15,911	4.37%	1,419,868	23,168	6.47%	1,130,260	12,667	4.45%
Securities:
Taxable	16,545,332	210,932	5.06%	17,245,705	218,123	5.07%	17,748,027	224,319	5.13%	16,263,163	201,354	4.91%	11,612,748	143,483	4.90%
Tax-exempt	722,663	15,235	8.36%	737,522	16,430	8.94%	763,297	16,786	8.92%	648,747	14,540	8.89%	397,160	12,003	11.99%
Loans held for sale	779,918	12,303	6.26%	1,323,479	21,363	6.47%	3,427,285	67,196	7.95%	2,689,490	50,113	7.39%	2,263,608	45,416	7.96%
Loans held for sale-divestitures	—	—	—	—	—	—	1,150,548	21,520	7.59%	1,042,964	20,087	7.64%	—	—	—
Margin receivables	521,497	8,754	6.66%	532,037	9,289	7.00%	554,896	9,610	7.02%	540,805	9,576	7.03%	553,946	9,767	7.00%
Loans, net of unearned income	94,309,811	1,743,636	7.34%	94,051,511	1,735,135	7.40%	94,338,760	1,745,475	7.50%	83,058,620	1,591,768	7.60%	59,111,355	1,130,704	7.59%

Total interest-earning assets	115,286,112	$2,019,914	6.95%	116,610,596	$2,034,114	7.00%	120,600,406	$2,118,369	7.12%	106,887,659	$1,927,860	7.16%	76,047,903	$1,368,181	7.14%
Allowance for loan losses	(1,062,432)			(1,056,832)			(1,061,769)			(985,310)			(780,715)
Cash and due from banks	2,751,656			2,803,967			3,010,446			2,605,261			1,959,441
Other assets	19,901,093			19,180,861			19,414,608			16,070,226			9,749,193

	$136,876,429			$137,538,592			$141,963,691			$124,577,836			$86,975,822

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,756,311	$2,795	0.30%	$3,861,380	$2,884	0.30%	$3,905,299	$2,964	0.31%	$3,572,985	$3,097	0.34%	$2,988,548	$3,053	0.41%
Interest-bearing transaction accounts	15,268,807	79,618	2.07%	15,816,958	84,334	2.14%	16,113,504	83,343	2.10%	13,338,852	62,898	1.87%	9,187,008	35,127	1.52%
Money market accounts	23,853,236	214,371	3.57%	23,542,158	206,100	3.51%	22,558,401	190,814	3.43%	19,734,554	168,029	3.38%	12,875,034	105,756	3.26%
Certificates of deposit of $100,000 or more	10,872,861	133,290	4.86%	12,443,318	152,413	4.91%	13,271,108	155,935	4.77%	12,045,318	142,757	4.70%	8,297,133	97,633	4.67%
Other interest-bearing deposit accounts	21,337,142	243,511	4.53%	20,686,433	231,508	4.49%	22,356,006	242,312	4.40%	19,572,951	208,500	4.23%	15,875,539	169,610	4.24%
Interest-bearing deposits- divestitures	—	—	—	—	—	—	1,517,504	12,091	3.23%	1,450,645	11,974	3.27%	—	—	—

Total interest-bearing deposits	75,088,357	673,585	3.56%	76,350,247	677,239	3.56%	79,721,822	687,459	3.50%	69,715,305	597,255	3.40%	49,223,262	411,179	3.31%
Federal funds purchased and securities sold under agreement to repurchase	8,121,636	98,522	4.81%	7,461,579	90,460	4.86%	8,174,934	96,303	4.78%	7,333,018	87,816	4.75%	4,806,594	56,898	4.70%
Other short-term borrowings	1,598,989	16,570	4.11%	2,251,296	26,177	4.66%	2,213,107	24,358	4.46%	1,539,329	15,169	3.91%	927,313	9,416	4.03%
Long-term borrowings	10,085,073	144,662	5.69%	9,014,112	128,269	5.71%	8,606,381	122,737	5.78%	8,159,959	123,199	5.99%	5,810,710	84,428	5.76%

Total interest-bearing liabilities	94,894,055	$933,339	3.90%	95,077,234	$922,145	3.89%	98,716,244	$930,857	3.82%	86,747,611	$823,439	3.77%	60,767,879	$561,921	3.67%
Non-interest-bearing deposits	18,850,607			19,233,146			19,694,403			17,535,467			12,482,899
Other liabilities	3,338,644			3,187,936			3,100,313			3,108,830			2,847,404
Stockholders’ equity	19,793,123			20,040,276			20,452,731			17,185,928			10,877,640

	$136,876,429			$137,538,592			$141,963,691			$124,577,836			$86,975,822

Net interest income/margin FTE basis		$1,086,575	3.74%		$1,111,969	3.82%		$1,187,512	3.99%		$1,104,421	4.10%		$806,260	4.21%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

($ amounts in thousands; yields on taxable equivalent basis)

	Nine Months September 30
	2007			2006
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$57,237	$2,343	5.47%	$44,310	$1,524	4.60%
Federal funds sold and securities purchased under agreement to resell	1,109,718	51,689	6.23%	914,821	35,568	5.20%
Trading account assets	1,413,882	42,259	4.00%	1,008,569	32,574	4.32%
Securities:
Taxable securities	17,175,282	653,374	5.09%	11,417,447	406,816	4.76%
Tax-exempt	741,012	48,452	8.74%	409,767	36,421	11.88%
Loans held for sale	1,833,863	100,861	7.35%	2,150,833	126,559	7.87%
Loans held for sale-divestitures	379,302	21,520	7.59%	—	—	—
Margin receivables	536,021	27,653	6.90%	548,760	27,965	6.81%
Loans, net of unearned income	94,233,255	5,224,248	7.41%	58,600,990	3,214,163	7.33%

Total interest-earning assets	117,479,572	6,172,399	7.02%	75,095,497	3,881,590	6.91%
Allowance for loan losses	(1,060,347)			(782,596)
Cash and due from banks	2,854,408			2,001,710
Other non-earning assets	19,500,636			9,787,734

	$138,774,269			$86,102,345

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,840,451	$8,643	0.30%	$3,081,155	$9,259	0.40%
Interest-bearing transaction accounts	15,729,996	247,296	2.10%	9,763,915	105,422	1.44%
Money market accounts	23,322,675	611,285	3.50%	12,277,398	270,730	2.95%
Certificates of deposit of $100,000 or more	12,186,977	441,636	4.85%	7,780,404	252,087	4.33%
Other interest-bearing deposit accounts	21,456,129	717,332	4.47%	15,133,773	445,414	3.94%
Interest-bearing deposits - divestitures	500,276	12,091	3.23%	—	—	—

Total interest-bearing deposits	77,036,504	2,038,283	3.54%	48,036,645	1,082,912	3.01%
Federal funds purchased and securities sold under agreement to repurchase	7,919,188	285,285	4.82%	4,430,637	145,392	4.39%
Other short-term borrowings	2,018,881	67,105	4.44%	937,539	27,121	3.87%
Long-term borrowings	9,240,605	395,668	5.72%	6,416,037	261,953	5.46%

Total interest-bearing liabilities	96,215,178	2,786,341	3.87%	59,820,858	1,517,378	3.39%
Non-interest bearing deposits	19,256,294			12,762,560
Other liabilities	3,209,836			2,773,706
Stockholders’ equity	20,092,961			10,745,221

	$138,774,269			$86,102,345

Net interest income/margin FTE basis		$3,386,058	3.85%		$2,364,212	4.21%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios (1)

	As of and for Quarter Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Return on average assets*	1.14%	1.32%	0.95%	1.15%	1.60%
Return on average assets ex. merger charges and discontd. ops.* (2)	1.31%	1.43%	1.46%	1.39%	1.66%
Return on average equity*	7.90%	9.07%	6.60%	8.35%	12.83%
Return on average equity ex. merger charges and discontd. ops.* (2)	9.03%	9.82%	10.05%	10.04%	13.24%
Return on average tangible equity*	20.14%	22.89%	16.29%	19.59%	24.93%
Return on average tangible eq. ex. merger charges and discontd. ops.* (2)	23.03%	24.79%	24.96%	23.84%	26.10%
Stockholders’ equity per share	$28.46	$27.96	$28.14	$28.36	$24.27
Stockholders’ equity to total assets	14.36%	14.31%	14.71%	14.44%	12.70%
Tangible stockholders’ equity to tangible assets	6.02%	6.09%	6.52%	6.53%	7.08%
Allowance for credit losses as a percentage of loans, net of unearned income (3)	1.19%	1.19%	1.18%	1.17%	1.31%
Allowance for loan losses as a percentage of loans, net of unearned income	1.13%	1.13%	1.12%	1.12%	1.31%
Net interest margin (FTE)	3.74%	3.82%	3.99%	4.10%	4.21%
Loans, net of unearned income, to total deposits	101.00%	98.90%	98.77%	93.40%	95.67%
Net charge-offs as a percentage of average loans*	0.27%	0.23%	0.20%	0.27%	0.16%
Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	0.62%	0.62%	0.45%	0.40%	0.52%
Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	0.97%	0.84%	0.67%	0.55%	0.66%

*	Annualized

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Non-GAAP measurements in 3Q07, 2Q07, 1Q07, and 4Q06 due to exclusion of merger charges; see page 17 for reconciliation to GAAP Financial Measures.

(3)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Loans (1)(2)

	Loan Portfolio - Period End Data
($ amounts in thousands)	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	9/30/07 vs. 6/30/2007*
Commercial	$23,565,882	$25,123,355	$24,188,205	$24,145,411	$16,155,841	$(1,557,473)	-24.6%
Real estate- mortgage	35,337,366	33,646,480	34,505,573	35,230,343	23,534,691	1,690,886	19.9%
Real estate- construction	14,237,083	14,311,192	14,357,801	14,121,030	8,730,822	(74,109)	-2.1%
Home equity lending	14,835,319	14,819,443	14,845,348	14,888,599	7,529,539	15,876	0.4%
Indirect lending	4,015,142	4,052,637	4,050,317	4,037,539	1,324,017	(37,495)	-3.7%
Other consumer	2,382,840	2,061,381	2,221,016	2,127,680	2,202,995	321,459	61.9%

	$94,373,632	$94,014,488	$94,168,260	$94,550,602	$59,477,905	$359,144	1.5%

	Loan Portfolio - Average Balances

($ amounts in thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	3Q07 vs. 2Q07*
Commercial	$24,146,621	$24,623,331	$24,094,090	$21,242,803	$15,932,108	$(476,710)	-7.7%
Real estate- mortgage	34,923,454	34,060,372	34,922,144	31,361,533	23,685,891	863,082	10.1%
Real estate- construction	14,232,360	14,295,420	14,221,432	12,289,921	8,435,465	(63,060)	-1.8%
Home equity lending	14,774,085	14,836,871	14,858,209	12,402,944	7,550,011	(62,786)	-1.7%
Indirect lending	4,044,072	4,059,108	4,007,349	3,141,590	1,336,290	(15,036)	-1.5%
Other consumer	2,189,219	2,176,409	2,235,536	2,619,829	2,171,590	12,810	2.3%

	$94,309,811	$94,051,511	$94,338,760	$83,058,620	$59,111,355	$258,300	1.1%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Linked-quarter loan classification comparisons have been impacted by 3Q07 conversion-related re-mapping.

•	Strong home equity production offset by equally high paydowns. Pace of paydowns beginning to slow.

•	$1.6 billion of loans were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07.

•	The AmSouth transaction added $36.5 billion of loans in 4Q06.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Deposits (1)(2)

	Deposit Portfolio - Period End Data
($ amounts in thousands)	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	9/30/07 vs. 6/30/2007*
Interest-Free Deposits	$18,834,856	$19,136,419	$19,942,928	$20,175,482	$12,570,051	$(301,563)	-6.3%
Interest-Bearing Checking	15,208,224	15,685,340	16,426,436	15,899,813	8,513,908	(477,116)	-12.1%
Savings	3,692,087	3,795,701	3,937,346	3,882,533	2,908,930	(103,614)	-10.8%
Money Market	23,501,476	23,926,358	23,057,284	22,802,258	13,882,716	(424,882)	-7.0%

Total Low-Cost Deposits, excluding divestitures	61,236,643	62,543,818	63,363,994	62,760,086	37,875,605	(1,307,175)	-8.3%
Divestitures - Interest-Free	—	—	—	533,295	—	—	NM
Divestitures - Other Low-Cost	—	—	—	1,177,671	—	—	NM

Total Low-Cost Deposits	61,236,643	62,543,818	63,363,994	64,471,052	37,875,605	(1,307,175)	-8.3%
CD’s < $100K	14,434,255	14,693,540	14,985,322	15,104,520	11,055,918	(259,285)	-7.0%
CD’s > $100K	10,076,459	11,602,951	12,979,072	12,776,086	9,124,935	(1,526,492)	-52.2%
Other Interest-Bearing Deposits	7,692,573	6,216,082	4,008,261	7,815,910	4,113,087	1,476,491	94.2%
Divestitures - Time	—	—	—	1,060,401	—	—	NM

	$93,439,930	$95,056,391	$95,336,648	$101,227,969	$62,169,545	$(1,616,461)	-6.7%

	Deposit Portfolio - Average Balances
($ amounts in thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	3Q07 vs. 2Q07*
Interest-Free Deposits	$18,850,607	$19,233,146	$19,324,381	$17,175,508	$12,482,899	$(382,539)	-7.9%
Interest-Bearing Checking	15,268,807	15,816,958	16,113,504	13,338,852	9,187,008	(548,151)	-13.7%
Savings	3,756,311	3,861,380	3,905,299	3,572,985	2,988,548	(105,069)	-10.8%
Money Market	23,853,236	23,542,158	22,558,401	19,734,554	12,875,034	311,078	5.2%

Total Low-Cost Deposits, excluding divestitures	61,728,961	62,453,642	61,901,585	53,821,899	37,533,489	(724,681)	-4.6%
Divestitures - Interest-Free	—	—	370,022	359,957	—	—	NM
Divestitures - Other Low-Cost	—	—	796,266	763,757	—	—	NM

Total Low-Cost Deposits	61,728,961	62,453,642	63,067,873	54,945,613	37,533,489	(724,681)	-4.6%
CD’s < $100K	14,600,278	14,773,277	15,124,475	13,758,120	11,068,375	(172,999)	-4.6%
CD’s > $100K	10,872,861	12,443,318	13,271,108	12,045,318	8,297,133	(1,570,457)	-50.1%
Other Interest-Bearing Deposits	6,736,864	5,913,156	7,231,531	5,814,833	4,807,164	823,708	55.3%
Divestitures - Time	—	—	721,238	686,891	—	—	NM

	$93,938,964	$95,583,393	$99,416,225	$87,250,775	$61,706,161	$(1,644,429)	-6.8%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Average money market accounts grew 5.2%, linked-quarter, annualized, due to efforts to shift funds from higher-rate CD’s into lower-cost funding instruments.

•	CD’s greater than $100K continued to decline linked-quarter due to CD’s maturing that were not replaced.

•	Changes in other interest-bearing deposits are primarily related to changes in wholesale funding strategy.

•	$2.8 billion of deposits were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07.

•	The AmSouth transaction added $37.6 billion of deposits in 4Q06.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)(2)

	Revenue
($ amounts in thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	3Q07 vs. 2Q07*
Net Interest Income (TE basis)	$1,086,575	$1,111,969	$1,175,546	$1,094,092	$794,940	$(25,394)	-9.1%
Non-Interest Income (excl. sec. gains/losses)	705,150	729,607	696,608	637,589	453,279	(24,457)	-13.3%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,791,725	$1,841,576	$1,872,154	$1,731,681	$1,248,219	$(49,851)	-10.7%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Net interest margin of 3.74% in 3Q07 compared to 3.82% in 2Q07

•	Regions’ balance sheet is neutrally positioned as of September 30, 2007.

•	Fee income, excluding securities gains/losses, declined linked-quarter, due in large part to lower service charge fees, and mortgage revenues.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)(2)

	Non-interest Income and Expense
Non-interest Income ($ amounts in thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	3Q07 vs. 2Q07*
Brokerage and investment banking	$209,413	$207,372	$186,195	$199,697	$144,093	$2,041	3.9%
Service charges on deposit accounts	288,296	297,638	284,097	247,591	166,555	(9,342)	-12.5%
Trust department income	62,449	64,590	63,482	51,510	36,366	(2,141)	-13.2%
Mortgage income	29,806	40,830	37,021	44,134	43,637	(11,024)	-107.1%
Securities gains (losses), net	23,994	(32,806)	304	(20)	8,104	56,800	NM
Insurance premiums & commissions	23,340	25,476	27,229	21,556	21,330	(2,136)	-33.3%
Commercial credit fee income	29,217	18,971	20,574	24,477	18,563	10,246	214.3%
Other	62,629	74,730	78,010	48,624	22,735	(12,101)	-64.2%

Total non-interest income	$729,144	$696,801	$696,912	$637,569	$461,383	$32,343	18.4%

Non-interest Expense** ($ amounts in thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	3Q07 vs. 2Q07*
Salaries and employee benefits	$566,614	$579,599	$585,408	$540,510	$398,810	$(12,985)	-8.9%
Net occupancy expense	99,325	88,490	89,701	87,495	52,675	10,835	48.6%
Furniture and equipment expense	72,185	73,056	72,564	58,879	32,922	(871)	-4.7%
Impairment (recapture) of MSR’s	20,000	(38,000)	1,000	27,000	8,000	58,000	NM
Amortization of core deposit intangible	37,432	32,702	43,112	32,890	10,073	4,730	57.4%
Amortization of MSR’s	17,308	20,384	20,042	19,406	16,592	(3,076)	-59.9%
Other	240,745	241,577	248,146	237,382	168,258	(832)	-1.4%

Total non-interest expense, excluding merger charges	1,053,609	997,808	1,059,973	1,003,562	687,330	55,801	22.2%
Merger-related charges	91,785	59,927	48,993	87,638	1,021	31,858	210.9%

Total non-interest expense	$1,145,394	$1,057,735	$1,108,966	$1,091,200	$688,351	$87,659	32.9%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

**	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table.

•	Mortgage income declined $11.0 million in 3Q07 due to lower production and a challenging industry environment; originations were down to $1.7 billion in 3Q07 from $2.1 billion in 2Q07.

•	In 3Q07, approximately $760 million of investment securities were sold at a $24.0 million gain.

•	Other non-interest income includes a $10.5 million and $2.9 million gain related to sale of residual interest in a former subsidiary in 3Q07 and 2Q07, respectively.

•	2Q07 other non-interest income includes a $9.4 million gain related to the termination of debt.

•	Other non-interest income included a gain on sale of student loans of $22.3 million in 1Q07, $4.5 million in 2Q07 and $1.9 million in 3Q07.

•	Net occupancy expense includes $10.0 million and $5.3 million insurance recoveries in 2Q07 and 1Q07, respectively.

•	Core deposit intangible amortization was lower in 2Q07 primarily as the result of an adjustment related to the sale of divested deposits, but returned to normalized levels in 3Q07.

•	Non-interest expenses, excluding both merger charges and MSR impairment/recapture were down $2.2 million or 1% linked-quarter, annualized.

•	Merger-related cost saves of $102 million, $84 million and $51 million are reflected in 3Q07, 2Q07 and 1Q07 non-interest expense, respectively.

•

Primary drivers of “merger-related charges” are occupancy, personnel, and marketing expenses, all related to the July conversion event. See page 3 for individual expense categories including merger-related charges.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Morgan Keegan (1)

	Morgan Keegan
Summary Income Statement ($ amounts in thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	3Q07 vs. 2Q07*
Revenues:
Commissions	$82,071	$77,563	$72,405	$72,645	$56,194	$4,508	23.1%
Principal transactions	43,916	43,838	37,597	42,691	38,381	78	0.7%
Investment banking	48,958	48,579	36,750	42,441	25,767	379	3.1%
Interest	35,388	39,820	40,031	40,186	36,721	(4,432)	-44.2%
Trust fees and services	55,803	57,185	56,121	44,189	29,966	(1,382)	-9.6%
Investment advisory	42,146	48,088	41,792	48,713	35,425	(5,942)	-49.0%
Other	10,134	13,761	17,303	16,614	8,062	(3,627)	-104.6%

Total revenues	318,416	328,834	301,999	307,479	230,516	(10,418)	-12.6%
Expenses:
Interest expense	21,790	25,046	23,983	24,996	21,966	(3,256)	-51.6%
Non-interest expense	225,469	225,074	206,108	207,314	160,679	395	0.7%

Total expenses	247,259	250,120	230,091	232,310	182,645	(2,861)	-4.5%

Income before income taxes	71,157	78,714	71,908	75,169	47,872	(7,557)	-38.1%
Income taxes	26,000	28,603	26,367	28,230	17,251	(2,603)	-36.1%

Net income	$45,157	$50,111	$45,541	$46,939	$30,621	$(4,954)	-39.2%

Breakout of Revenue by Division ($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended September 30, 2007:
$ amount of revenue	$97,577	$55,647	$30,191	$55,803	$47,646	$31,552
% of gross revenue	30.6%	17.5%	9.5%	17.5%	15.0%	9.9%
Three months ended June 30, 2007:
$ amount of revenue	$100,857	$61,660	$25,267	$57,184	$46,719	$37,147
% of gross revenue	30.6%	18.8%	7.7%	17.4%	14.2%	11.3%
Nine months ended September 30, 2007
$ amount of revenue	$294,506	$164,863	$73,349	$169,110	$138,839	$108,582
% of gross revenue	31.0%	17.4%	7.7%	17.8%	14.6%	11.5%
Nine months ended September 30, 2006
$ amount of revenue	$215,329	$136,509	$70,460	$87,029	$105,380	$106,485
% of gross revenue	29.9%	18.9%	9.8%	12.0%	14.6%	14.8%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Commission revenue increased an annualized 23% linked-quarter, driven by active equity and fixed income markets during the quarter.

•

Investment banking revenues were steady linked-quarter; underlying these results was heavy equity, M&A-related deal flow offset by postponement of many fixed income transactions as a result of 3Q07 fixed income market turmoil.

•	Interest income declined linked-quarter due primarily to declining average margin balances and reduced inventory positions.

•	Investment advisory fees were down during 3Q07 compared to 2Q07 as funds flowed out of higher risk bond funds and due to lower oil and gas-related revenues.

•	The linked-quarter decline in other revenues was a result of a loss on sale of investment assets.

•	24,600 new accounts were opened in 3Q07 compared to 27,800 in 2Q07 and 20,000 in 3Q06.

•	Total customer assets were $82.6 billion at September 30, 2007, compared to $81.0 billion at June 30, 2007 and $65.9 billion at September 30, 2006.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Credit Quality (1)(2)

	Credit Quality					YTD 9/30/07	YTD 9/30/06
	As of and for Quarter Ended
($ in thousands)	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Allowance for credit losses (ACL)	$1,126,554	$1,118,229	$1,110,324	$1,107,788	$778,465	$1,126,554	$778,465
Provision for loan losses from continuing operations	$90,000	$60,000	$47,000	$59,825	$24,914	$197,000	$82,548
Provision for unfunded credit losses	$(518)	$2,292	$2,229	$—	$—	$4,003	$—
Net loans charged-off:
Commercial	$19,161	$17,406	$2,044	$15,164	$7,135	$38,611	$22,377
Real estate - mortgage	6,392	11,432	11,108	10,083	10,085	28,932	31,150
Real estate - construction	5,230	709	8,572	1,170	1,499	14,511	5,817
Home equity lending	11,701	8,774	8,686	14,078	4,640	29,161	15,642
Indirect lending	4,395	3,975	4,416	5,154	1,006	12,786	5,387
Other consumer	16,242	11,611	11,196	10,500	(47)	39,049	3,419

Total	$63,121	$53,907	$46,022	$56,149	$24,318	$163,050	$83,792

Net loan charge-offs as a % of average loans, annualized:
Commercial	0.31%	0.28%	0.03%	0.28%	0.18%	0.21%	0.20%
Real estate - mortgage	0.07%	0.13%	0.13%	0.13%	0.17%	0.11%	0.17%
Real estate - construction	0.15%	0.02%	0.24%	0.04%	0.07%	0.14%	0.10%
Home equity lending	0.31%	0.24%	0.24%	0.45%	0.24%	0.26%	0.27%
Indirect lending	0.43%	0.39%	0.45%	0.65%	0.30%	0.42%	0.54%
Other consumer	2.94%	2.14%	2.03%	1.59%	-0.01%	2.37%	0.21%

Total	0.27%	0.23%	0.20%	0.27%	0.16%	0.23%	0.19%

Non-performing assets (NPAs):
Non-accrual loans	$494,693	$501,175	$349,833	$306,471	$246,728
Renegotiated loans	—	—	—	—	103
Foreclosed properties	93,649	83,834	72,658	72,663	65,190

Total	$588,342	$585,009	$422,491	$379,134	$312,021

Loans past due > 90 days	$332,116	$204,829	$204,296	$143,868	$78,785
Credit Ratios:
ACL/Loans, net	1.19%	1.19%	1.18%	1.17%	NA
ALL/Loans, net	1.13%	1.13%	1.12%	1.12%	1.31%
NPAs (ex. 90+ past due)/loans and foreclosed properties	0.62%	0.62%	0.45%	0.40%	0.52%
NPAs (inc. 90+ past due)/loans and foreclosed properties	0.97%	0.84%	0.67%	0.55%	0.66%

Allowance for Credit Losses
Nine Months Ended September 30
($ amounts in thousands)	2007	2006
Balance at beginning of year	$1,107,788	$783,536
Net loans charged off:
Commercial	38,611	22,377
Real estate - mortgage	28,932	31,150
Real estate - construction	14,511	5,817
Home equity lending	29,161	15,642
Indirect lending	12,786	5,387
Other consumer	39,049	3,419

Total	163,050	83,792
Allowance allocated to sold loans	(19,369)	(3,780)
Provision for loan losses, from continuing operations	197,000	82,548
Provision for loan losses, from discontinued operations	182	(47)
Provision for unfunded credit commitments	4,003	—

Balance at end of period	$1,126,554	$778,465

Components:
Allowance for loans and leases losses	1,070,716	778,465
Reserve for unfunded credit commitments	55,838	—

Allowance for credit losses	$1,126,554	$778,465

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Credit Quality (continued) (1)(2)

•	3Q07 net charge-offs totaled $63.1 million, or an annualized 0.27 percent of average loans.

•	During 3Q07, Regions sold $44 million of nonperforming loans.

•	During 3Q07, Regions transferred $33 million of nonperforming loans to held-for-sale and subsequently sold these loans in October 2007.

•

In connection with the movement of loans out of nonperforming status, Regions recorded an additional $11 million of loan loss provision, which coupled with $7 million of existing reserves on these loans, resulted in an $18 million reduction in the allowance for loan losses.

•	The migration of loans onto non-accrual status is primarily in real estate-related areas of the portfolio (traditional commercial real estate, real estate mortgage and real estate construction).

•	Loans past due greater than 90 days increased during 3Q07 primarily in commercial real estate and residential mortgages.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Additional Financial and Operational Data (1)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Associate headcount	33,630	34,293	34,138	36,517	24,903
Authorized shares remaining under buyback program (see note below)	27.6MM	34.2MM	53.9MM	13.9MM	18.9MM
Full service offices (2)	1,854	1,911	1,913	1,956	1,299
ATMs	2,549	2,581	2,590	2,664	1,549
Morgan Keegan offices	430	446	453	319	328

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Regions was required by the Department of Justice to divest 52 branches in connection with the AmSouth merger, which occurred during 1Q07.

•	During the quarter 6.5 million shares were repurchased at an average price of $31.16

Merger-Related Items

(Pre-tax dollars in thousands)

	Income Statement Effect	Excess Purchase Price	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017
Third Quarter 2007	91,785	118	91,903

Total	$289,363	$193,123	$482,486

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP). Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger charges to be relevant to ongoing operating results. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. See table below for computations of earnings and certain other GAAP financial measures and the corresponding reconciliation to non-GAAP financial measures, which exclude discontinued operations and merger changes for the periods presented.

		As of and for Quarter Ended
($ amounts in thousands, except per share data)		9/30/07	6/30/07	3/31/07	12/31/06
INCOME
Income from continuing operations (GAAP)		$394,240	$453,732	$474,076	$371,995
(Loss) income from discontinued operations, net of tax		(76)	(423)	(141,095)	(10,444)

Net income (GAAP)	A	$394,164	$453,309	$332,981	$361,551

Income from continuing operations (GAAP)		$394,240	$453,732	$474,076	$371,995
Merger-related charges, pre-tax
Salaries and employee benefits		14,811	23,047	23,531	65,655
Net occupancy expense		21,428	4,685	3,830	3,473
Furniture and equipment expense		1,942	992	245	427
Other		53,604	31,203	21,387	18,083

Total merger-related charges, pre-tax		91,785	59,927	48,993	87,638
Merger-related charges, net of tax		56,501	37,155	30,376	59,299

Income excluding discontinued operations and merger charges (non-GAAP)	B	$450,741	$490,887	$504,452	$431,294

Weighted-average shares outstanding - diluted	C	704,485	715,564	734,534	646,372
Earnings per share, excluding discontinued operations and merger charges - diluted	B/C	$0.64	$0.69	$0.69	$0.67

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	D	$136,876,429	$137,538,592	$141,963,691	$124,577,836
Average assets, excluding discontinued operations	E	$136,876,429	$137,538,592	$140,017,429	$122,848,424
Return on average assets (GAAP)*	A/D	1.14%	1.32%	0.95%	1.15%

Return on average assets, ex. discontinued operations and merger charges (non-GAAP)*	B/E	1.31%	1.43%	1.46%	1.39%

RETURN ON AVERAGE EQUITY
Average equity (GAAP)	F	$19,793,123	$20,040,276	$20,452,731	$17,185,928
Average intangible assets (GAAP)		12,026,887	12,097,753	12,165,061	9,862,793

Average tangible equity	G	$7,766,236	$7,942,523	$8,287,670	$7,323,135
Average equity, excluding discontinued operations	H	$19,793,123	$20,040,276	$20,360,732	$17,039,768
Average intangible assets, excluding discontinued operations		12,026,887	12,097,753	12,165,061	9,862,793

Average tangible equity, excluding discontinued operations	I	$7,766,236	$7,942,523	$8,195,671	$7,176,975
Return on average equity (GAAP)*	A/F	7.90%	9.07%	6.60%	8.35%
Return on average tangible equity*	A/G	20.14%	22.89%	16.29%	19.59%

Return on average equity, ex. discontinued operations and merger charges* (non-GAAP)	B/H	9.03%	9.82%	10.05%	10.04%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/I	23.03%	24.79%	24.96%	23.84%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2007 EARNINGS RELEASE

Forward-Looking Statements

This financial supplement to Regions’ 3rd quarter 2007 earnings may include forward-looking statements about Regions Financial Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. Regions cautions that actual results and events could differ materially from expectations expressed in forward-looking statements as a result of factors such as possible changes in economic and business conditions and interest rates; Regions’ ability to integrate the recent combination with AmSouth Bancorporation and to retain and attract customers; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as hurricanes; possible changes in laws and regulations and governmental monetary and fiscal policies; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans; increased competition from both banks and non-banks; and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2006 and in subsequently-filed Forms 10-Q, as on file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Linda Childs at (205) 264-5690.